UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 18, 2024

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	GNW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Genworth Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to correct certain clerical errors in the Company’s Amended and Restated Bylaws filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on October 18, 2024 (the “Original 8-K”). The correct Amended and Restated Bylaws of the Company are filed as Exhibit 3.1 hereto and supersede and replace in their entirety the Amended and Restated Bylaws of the Company filed as Exhibit 3.1 to the Original 8-K. Except as stated in this Explanatory Note, no other changes have been made to the Original 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2024, the board of directors (the “Board”) of Genworth Financial, Inc. (the “Company”) unanimously adopted Amended and Restated Bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•

Modify the existing procedural mechanics and disclosure requirements for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) and for calling a special meeting of stockholders, including to clarify or limit the scope of certain information and disclosures required regarding proposing stockholders, proposed nominees and other related persons;

•	Provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white;

•	Require that stockholder meetings must be presided over by a director or officer of the Company; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Genworth Financial, Inc., effective as of October 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2024	GENWORTH FINANCIAL, INC.

	By:	/s/ Michael J. McCullough
	Name:	Michael J. McCullough
	Title:	Senior Vice President and Corporate Secretary